1 Summit Materials, Inc. Announces Stock Repurchase Program Board authorizes repurchase of up to $250 million of Summit’s Class A common stock Complements Summit’s M&A program Reflects Summit’s Commitment to Sound Capital Allocation DENVER, CO. - (March 2, 2022) - Summit Materials, Inc. (NYSE: SUM) (“Summit,” “Summit Materials,” "Summit Inc." or the “Company”), a leading vertically integrated construction materials company, announces that its Board of Directors has authorized a share repurchase program of up to $250 million of Summit’s Class A common stock. "With our Elevate Summit strategy driving improved execution and financial performance as evidenced by record 2021 results, we believe Summit’s common stock currently represents a very compelling value, and it makes sense to allocate some capital to share repurchases," said Summit Materials CEO Anne Noonan. "For the first time in Summit’s history, we have the financial flexibility to balance the pursuit of acquisition and greenfield opportunities with other strategic uses of capital. Our improved performance, including record 2021 reported Net Revenue, Net Income, Adjusted Cash Gross Profit and Adjusted EBITDA, provides multiple avenues to drive shareholder value creation. This buyback program complements our 2022 roadmap which involves optimizing our portfolio, pursuing self-help initiatives to improve performance, and driving market leadership to #1 or #2 positions in targeted exurban, higher growth communities underpinned by strong demand fundamentals." Brian Harris, CFO of Summit Materials added, "Summit concluded 2021 with its best ever net leverage ratio and a stronger balance sheet. Our attractive cash position and low leverage now provides us the financial flexibility to expand our capital allocation priorities to include acquisitions, greenfields, debt repayment, and now a share buyback program. We are encouraged by the strength in all three of Summit’s end- markets, and continued organic growth opportunities as well.” The timing and actual number of shares repurchased will depend on a variety of factors, including price, available liquidity, general business and market conditions and alternative investment opportunities. Under the stock repurchase program, repurchases can be made from time to time using a variety of methods, including but not limited to open market purchases and privately negotiated transactions, all in compliance with the rules and regulations of the Securities and Exchange Commission ("SEC") and other applicable legal requirements. The repurchase program does not obligate the Company to acquire any specific dollar amount or number of shares of Class A common stock, and the repurchase program may be suspended or discontinued at any time at the Company's discretion. About Summit Materials Summit Materials is a leading vertically integrated materials-based company that supplies aggregates, cement, ready-mix concrete and asphalt in the United States and British Columbia, Canada. Summit is a geographically diverse, materials-based business of scale that offers customers a single-source provider of construction materials and related downstream products in the public infrastructure, residential and nonresidential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com.

2 Cautionary Statement Regarding Forward-Looking Statements This press release contains "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes, " "expects," "may," "will," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended January 1, 2022. Such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission ("SEC"), which are accessible on the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Contact: Karli Anderson EVP, Chief Environmental, Social & Governance Officer and Head of Investor Relations karli.anderson@summit-materials.com 303-875-3886